UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/03

Date of reporting period: 10/01/02 - 09/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniHoldings
Insured Fund II, Inc.


Annual Report
September 30, 2003



MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniHoldings Insured Fund II, Inc.


The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of September 30, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 2.25%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




A Letter From the President


Dear Shareholder

Now in its final quarter, 2003 has been a meaningful year in many respects. After one of the most significant equity market downturns in many investors' memories, this year finally brought hopeful signs for a sustainable economic recovery. Sub par economic growth of 1.4% in the first quarter of 2003 increased to projected growth of more than 4% in the second half of the year. With that good news, fixed income investments, which had become the asset class of choice during the long equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of September, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.22% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued more than $390 billion in new long-term tax-exempt bonds during the 12-month period ended September 30, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember also that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its peers for the fiscal year and was effectively able to enhance yield while preserving net asset value in a volatile interest rate environment.


Discuss the recent market environment relative to municipal bonds.

Amid considerable interest rate volatility, U.S. Treasury bond yields were moderately higher at the end of September 2003 than they had been a year earlier. Initially, volatile equity markets, concerns over the Iraqi conflict, and sub par domestic economic growth combined to push bond yields lower through early June 2003. By mid-June, U.S. Treasury bond yields had declined to 4.17%. By the end of August, however, U.S. Treasury bond yields had risen to almost 5.25% in response to more positive business activity, especially continued strong home sales and improving employment trends. By the end of the current reporting period, bond prices had again surged in reaction to weak economic data in September, causing long-term U.S. Treasury yields to fall to 4.88%.

Yield volatility on long-term tax-exempt bonds was lower than that seen in U.S. Treasury issues, as municipal bond prices typically are less sensitive to worldwide economic and geopolitical pressures on a daily and weekly basis. By the end of September, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, stood at 5.22%, an increase of approximately 15 basis points over the past year. Long-term Aaa-rated municipal bond yields, as reported by Municipal Market Data, rose 10 basis points over the past year to 4.73%.

The municipal market's outperformance of the U.S. Treasury market has been especially impressive given the dramatic increase in new bond issuance. Over the past 12 months, municipalities have issued more than $390 billion in new securities, an increase of nearly 15% compared to last year's issuance. Recent semi-annual issuance has, in fact, exceeded the annual issuance seen during much of the mid-1990s. Historically low interest rates throughout the past year have prompted state and local governments to finance existing infrastructure needs and refinance outstanding, higher-couponed issues.

As an asset class, municipal bonds have remained an attractive investment alternative, especially relative to U.S. Treasury issues. At the end of September 2003, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury issues, well in excess of their recent historic average of 85% - 88%. Current yield ratios have made municipal securities attractive to both retail and institutional investors. Looking forward, we believe moderate economic growth, especially within a context of negligible inflationary pressure, should not greatly endanger the positive fixed income environments tax-exempt products have enjoyed.


How did the Fund perform during the period?

For the year ended September 30, 2003, the Common Stock of MuniHoldings Insured Fund II, Inc. had a net annualized yield of 5.97%, based on a year-end per share net asset value of $14.37 and $.858 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.95%, based on a change in per share net asset value from $14.48 to $14.37, and assuming reinvestment of $.858 per share ordinary income dividends.

For the six-month period ended September 30, 2003, the total investment return on the Fund's Common Stock was +3.99%, based on a change in per share net asset value from $14.27 to $14.37, and assuming reinvestment of $.429 per share ordinary income dividends.

For the six-month period ended September 30, 2003, the Fund's
Auction Market Preferred Stock had an average yield of .93% for Series A, .87% for Series B and .96% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




The Fund outperformed its Lipper category of Insured Municipal Debt Funds (leveraged), which had an average return of +4.29% for the 12-month period. The portfolio's slightly defensive posturing in a very volatile interest rate environment served to benefit performance during the period. Our strategy was to avoid those areas of the yield curve that were demonstrating the most volatility, particularly the ten-year and shorter areas of the curve, and to move further out on the curve to the 20-year range and longer. This not only shielded the Fund from much of the volatility but also helped to augment yield.

Also benefiting performance during the year was our strategic approach to the California municipal bond market. Last fall, heavy supply in the California market caused California bonds to become very inexpensive on a relative basis. At that time, we took the opportunity to increase the Fund's exposure to the California market. After the supply of California tax-exempt bonds declined early in the first quarter of 2003, we reduced that exposure into a strong bid for California paper. We shifted into and out of California paper once more during the period, and these moves benefited the Fund twice in the last 12 months.

We made full use of our uninsured basket during the period in an effort to enhance performance. The Fund is permitted to invest up to 20% of net assets in uninsured bonds. These types of credits typically outperform when interest rates rise and the economy begins to strengthen. This outperformance comes from a general rise in credit strength and a reduction in the risk premium commanded on such securities, causing the spread required on these issues to narrow. So, in anticipation of an improving economy, we increased our uninsured basket close to its full allotment about a year ago. As economic conditions improved over the past 12 months, this unenhanced portion of the portfolio performed very well on a relative basis, contributing to the Fund's overall outperformance for the period.


What changes were made to the portfolio during the period?

As mentioned earlier, we strategically shifted in and out of the California market as opportunities presented themselves. At the close of the period, we remained modestly overweight in California bonds. Because the California market is still somewhat inexpensive on a relative basis, we believe this area of the portfolio should perform well over time.

Another change involved some shifting of the portfolio's uninsured basket. One year ago, we increased some of the health care-related issues in the portfolio as we observed wide credit spreads, primarily due to an abundance of supply. We have since started to reduce these positions as the credit spreads began to tighten considerably. The goal again was to lock in gains on the outperformance.

We were cognizant to maintain a fully invested portfolio throughout the period to enhance the Fund's distribution yield. We also aimed to mute the volatility of the portfolio by participating in the swap market. This helped to reduce the portfolio's duration temporarily in case of interest rate spikes. It also helped to maintain the attractive yield and protect the portfolio from a backup in interest rates.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, have generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We remained fully invested at the close of the period and defensively structured. In our opinion, the economy is on track for continued growth, which we expect should push interest rates higher over time. We have been positioning the portfolio slightly more defensively as the market has rallied, particularly in September, in an effort to maintain our competitive yield and to protect the portfolio from any increase in interest rates.


Robert A. DiMella
Vice President and Portfolio Manager


October 13, 2003



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Schedule of Investments                                                                                      (In Thousands)
               S&P        Moody's     Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Alaska--2.4%    AAA         Aaa   $  2,995   Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                     $   3,543
                AAA         Aaa      2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                             9/01/2024 (a)                                                            2,246
                AAA         Aaa      1,700   Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due 3/01/2020 (d)       1,960


Arizona--2.4%                                Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                             (Multi-Purpose Stadium Facility), Series A (d):
                NR*         Aaa      5,000     5.375% due 7/01/2020                                                   5,478
                NR*         Aaa      2,000     5.375% due 7/01/2023                                                   2,143


Arkansas--1.1%  NR*         Aaa      3,205   University of Arkansas, University Revenue Bonds (Fayetteville
                                             Campus), 5.50% due 12/01/2018 (b)                                        3,584


California--    AAA         Aaa      5,000   California Infrastructure and Economic Development Bank Revenue
27.4%                                        Bonds (Bay Area Toll Bridges), First Lien, Series A, 5.25%
                                             due 7/01/2021 (c)                                                        5,346
                AAA         Aaa      5,775   California Pollution Control Financing Authority, PCR, Refunding
                                             (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)        6,289
                AAA         Aaa      6,865   California State, Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A, 5.375% due 5/01/2017 (j)                        7,520
                                             California State, GO, Refunding:
                AAA         NR*      9,250     5.25% due 10/01/2020 (j)                                               9,900
                BBB         A3       8,300     5.25% due 2/01/2033                                                    8,324
                NR*         NR*      4,675     RIB, AMT, Series 777X, 9.34% due 12/01/2021 (d)(f)                     4,885
                                             Golden State Tobacco Securitization Corporation of California,
                                             Tobacco Settlement Revenue Bonds:
                BBB         Baa2     1,890     Series A-3, 7.875% due 6/01/2042                                       1,907
                BBB-        Baa1     3,000     Series B, 5.50% due 6/01/2033                                          2,961
                BBB-        Baa1     3,700     Series B, 5.50% due 6/01/2043                                          3,584
                NR*         Aa3        515   Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds, RIB, Series 370, 10.64%
                                             due 2/15/2024 (f)                                                          595
                AAA         Aaa      5,000   Los Angeles, California, Unified School District, GO (Election
                                             of 1997), Series F, 5% due 7/01/2021 (b)                                 5,211
                                             Pasadena, California, Electric Revenue Bonds (d):
                AAA         Aaa      2,500     5.25% due 6/01/2020                                                    2,678
                AAA         Aaa      2,630     5.25% due 6/01/2021                                                    2,795
                                             Port of Oakland, California, Revenue Refunding Bonds (b):
                AAA         Aaa      5,000     AMT, Series L, 5.375% due 11/01/2027                                   5,177
                AAA         Aaa      5,500     Series M, 5.25% due 11/01/2019                                         5,954
                NR*         Aaa      1,500   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 10.084% due 11/01/2021 (b)                            1,706
                AAA         Aaa      2,255   Riverside, California, Redevelopment Agency Tax Allocation
                                             Refunding Bonds (Merged Project Area), Series 2003, 5.25%
                                             due 8/01/2021 (d)                                                        2,407
                AA          Aa3      2,250   Sacramento County, California, Sanitation District Financing
                                             Authority Revenue Refunding Bonds, RIB, Series 366, 10.392%
                                             due 12/01/2027 (f)                                                       2,675
                                             San Francisco, California, City and County Airports Commission,
                                             International Airport, Special Facilities Lease Revenue Bonds
                                             (SFO Fuel Company LLC), AMT:
                AAA         Aaa      6,460     Series 2000A, 5.25% due 1/01/2025 (a)                                  6,570
                AAA         Aaa      1,250     Series A, 6.10% due 1/01/2020 (c)                                      1,409




Portfolio Abbreviations


To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's     Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Colorado--5.7%                               Aurora, Colorado, COP (a):
                AAA         Aaa   $  3,055     5.75% due 12/01/2019                                               $   3,467
                AAA         Aaa      3,230     5.75% due 12/01/2020                                                   3,659
                NR*         Aa2        790   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                             Senior Series A-2, 7.50% due 4/01/2031                                     827
                NR*         Aaa      4,000   Colorado Health Facilities Authority, Hospital Revenue
                                             Refunding Bonds (Poudre Valley Health Care), Series A, 5.75%
                                             due 12/01/2023 (c)                                                       4,373
                                             Larimer County, Colorado, Poudre School District Number R-1, GO (b):
                AAA         Aaa      2,000     6% due 12/15/2012                                                      2,363
                AAA         Aaa      2,975     6% due 12/15/2013                                                      3,524


Connecticut--   AAA         Aaa      8,500   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
4.6%                                         AMT, Series D, 5.15% due 11/15/2022 (d)                                  8,682
                AA          Baa3     5,710   Connecticut State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (University of Hartford), Series E, 5.50%
                                             due 7/01/2022 (l)                                                        6,132


Florida--0.5%   AAA         Aaa      1,700   Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                             International Airport), AMT, Series A, 5% due 10/01/2033 (b)             1,703


Idaho--0.8%     NR*         Aaa      2,385   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds,
                                             AMT, Series E, 6% due 1/01/2032                                          2,492


Illinois--                                   Chicago, Illinois, GO, Series A (b):
17.9%           AAA         Aaa      8,800     6% due 1/01/2021                                                       9,995
                AAA         Aaa      9,330     6% due 1/01/2022                                                      10,522
                AAA         Aaa      2,185   Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A,
                                             6% due 1/01/2017 (b)                                                     2,543
                                             Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                             Bonds, Third Lien, AMT, Series B-2:
                AAA         Aaa      8,000     5.75% due 1/01/2023 (c)                                                8,609
                AAA         Aaa      7,300     6% due 1/01/2029 (j)                                                   7,898
                BBB         NR*      2,855   Illinois, Development Finance Authority Revenue Bonds
                                             (Community Rehabilitation Providers Facilities), Series A,
                                             6.625% due 7/01/2032                                                     2,951
                BBB         NR*      3,290   Illinois Development Finance Authority, Revenue Refunding Bonds
                                             (Community Rehab Providers), Series A, 6.05% due 7/01/2019               3,332
                NR*         Aaa      1,600   Kane Cook and Du Page Counties, Illinois, School District
                                             Number 46, Elgin, GO, 6.50% due 1/01/2016 (c)                            1,895
                                             Lake Cook, Kane and McHenry Counties, Illinois, Community Unit
                                             School District N220, GO (b):
                AAA         Aaa      8,035     6% due 12/01/2010 (e)                                                  9,620
                AAA         Aaa        125     6% due 12/01/2020                                                        144


Indiana--3.4%   AAA         NR*      9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                             Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)               10,846


Kansas--2.1%    AA          Aa2      3,510   Kansas State Development Finance Authority, Health Facilities
                                             Revenue Bonds (Sisters of Charity Leavenworth), Series J, 6.125%
                                             due 12/01/2020                                                           3,937
                NR*         Aaa      2,805   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds,
                                             AMT, Series A-2, 6.20% due 12/01/2033 (h)(i)                             2,994


Louisiana--     NR*         Aaa      2,250   Louisiana Local Government, Environmental Facilities, Community
1.5%                                         Development Authority, Mortgage Revenue Refunding Bonds (Sharlo
                                             Apartments), Series A, 6.50% due 6/20/2037 (g)(i)                        2,475
                AAA         Aaa      2,000   Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and Equipment
                                             Acquisition), Series A, 6.30% due 7/01/2030 (a)                          2,400


Maryland--1.6%  AAA         Aaa      5,000   Maryland State Economic Development Corporation, Lease Revenue
                                             Bonds (Maryland Aviation Administration Facilities), AMT, 5.375%
                                             due 6/01/2022 (c)                                                        5,243


Massachusetts-- AAA         Aaa      2,655   Massachusetts State, GO, Refunding, Consolidated Loan, Series D,
3.0%                                         5.375% due 8/01/2022 (d)                                                 2,849
                AAA         Aaa      2,310   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
                                             AMT, Series 77, 6.375% due 6/01/2029 (c)                                 2,436
                BBB         NR*      1,105   Massachusetts State Industrial Finance Agency, Higher Education
                                             Revenue Refunding Bonds (Hampshire College Project), 5.80% due
                                             10/01/2017                                                               1,142
                                             Massachusetts State Water Resource Authority, Revenue Refunding
                                             Bonds, Series A (b):
                AAA         Aaa      1,270     6% due 8/01/2016                                                       1,486
                AAA         Aaa      1,500     6% due 8/01/2017                                                       1,755


Michigan--3.9%  AAA         Aaa      2,000   Detroit, Michigan, City School District, GO, Series A, 5.50%
                                             due 5/01/2021 (c)                                                        2,183
                AAA         Aaa      1,000   Michigan State Hospital Finance Authority, Revenue Refunding
                                             Bonds (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)              1,145



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's     Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Michigan                                     Michigan State Strategic Fund, Limited Obligation Revenue
(concluded)                                  Refunding Bonds (Detroit Edison Company Project), AMT (j):
                AAA         Aaa   $  2,000     Series A, 5.50% due 6/01/2030                                      $   2,076
                AAA         Aaa      5,000     Series C, 5.65% due 9/01/2029                                          5,226
                NR*         Aaa      1,500   Saint Clair County, Michigan, Economic Revenue Refunding
                                             Bonds (Detroit Edison Company), RIB, Series 282, 11.42% due
                                             8/01/2024 (a)(f)                                                         1,984


Minnesota--4.5%                              Prior Lake, Minnesota, Independent School District
                                             Number 719, GO (c):
                NR*         Aaa      2,555     5.50% due 2/01/2016                                                    2,846
                NR*         Aaa      1,830     5.50% due 2/01/2017                                                    2,038
                NR*         Aaa      3,570     5.50% due 2/01/2018                                                    3,972
                NR*         Aaa      2,840     5.50% due 2/01/2019                                                    3,142
                NR*         Aaa      2,185   Sauk Rapids, Minnesota, Independent School District Number 47,
                                             GO, Series A, 5.625% due 2/01/2018 (d)                                   2,460


Mississippi--   BBB-        Ba1      6,725   Mississippi Business Finance Corporation, Mississippi, PCR,
2.5%                                         Refunding (System Energy Resources Inc. Project), 5.875%
                                             due 4/01/2022                                                            6,699
                AAA         Aaa      1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                             11/01/2019 (a)                                                           1,160


Nebraska--1.8%                               Omaha, Nebraska, Convention Hotel Corporation, Convention Center
                                             Revenue Bonds, First Tier, Series A (a)
                AAA         Aaa      1,410     5.50% due 4/01/2020                                                    1,547
                AAA         Aaa      3,985     5.50% due 4/01/2022                                                    4,317


Nevada--6.7%    AAA         Aaa      1,750   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                             6.70% due 6/01/2022 (b)                                                  1,804
                AAA         Aaa      7,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                             Bonds, 5.75% due 7/01/2016 (a)                                           8,021
                AAA         Aa2      1,165   Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                             Series A-2, 6.30% due 4/01/2022 (d)                                      1,208
                                             Truckee Meadows, Nevada, Water Authority, Water Revenue Bonds,
                                             Series A (c):
                AAA         Aaa      5,000     5.50% due 7/01/2018                                                    5,563
                AAA         Aaa      4,445     5.50% due 7/01/2019                                                    4,916


New Jersey--    AA-         Aa3      5,400   New Jersey State Transportation Trust Fund Authority, Transportation
5.6%                                         System Revenue Bonds, Series C, 5.50% due 6/15/2015                      6,097
                AAA         Aaa      5,500   New Jersey State Transportation Trust Fund Authority, Transportation
                                             System Revenue Refunding Bonds, Series B, 6% due 12/15/2011 (d)(e)       6,622
                BBB         Baa2     5,670   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  5,262


New Mexico--                                 Farmington, New Mexico, PCR, Refunding (Public Service Company
2.3%                                         of San Juan):
                BBB-        Baa3     1,875     Series B, 6.30% due 12/01/2016                                         1,918
                AAA         Aaa      5,000     Series C, 5.70% due 12/01/2016 (a)                                     5,626


New York--      AAA         Aaa     14,000   Nassau Health Care Corporation, New York, Health System
16.4%                                        Revenue Bonds, 5.75% due 8/01/2022 (c)                                  15,654
                AAA         Aaa      5,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                             2/01/2017 (c)                                                            5,467
                AAA         Aaa      2,775   New York State Dormitory Authority Revenue Bonds (School
                                             Districts Financing Program), Series D, 5.25% due 10/01/2023 (d)         2,926
                AAA         Aaa      5,000   New York State Dormitory Authority Revenue Refunding Bonds (State
                                             University Educational Facilities), 5.75% due 5/15/2010 (b)(e)           5,931
                AAA         Aaa      2,500   New York State Urban Development Corporation Revenue Bonds
                                             (Correctional Facilities Service Contract), Series C, 6% due
                                             1/01/2009 (a)(e)                                                         2,960
                AAA         Aaa      6,250   Port Authority of New York and New Jersey, Consolidated Revenue
                                             Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)              6,820
                AAA         NR*     12,245   Tobacco Settlement Financing Corporation, New York, Revenue Bonds,
                                             Series A-1, 5.25% due 6/01/2022 (a)                                     12,899


North           AAA         Aaa      1,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
Carolina--3.0%                               5.35% due 1/01/2022 (a)                                                  1,545
                AAA         Aaa      7,450   North Carolina Municipal Power Agency Number 1, Catawba Electric
                                             Revenue Bonds, Series A, 5.25% due 1/01/2020 (d)                         8,020


Ohio--1.6%      NR*         Aaa      1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)        2,035
                AAA         Aaa      1,000   Kent State University, Ohio, University Revenue Bonds, 6% due
                                             5/01/2024 (a)                                                            1,128
                NR*         Aaa      2,060   Ohio Capital Corporation, Housing Mortgage Revenue Refunding
                                             Bonds (Chadwick Place Apartments and Plaza), Series A, 5.05% due
                                             2/20/2036 (i)                                                            2,041



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P        Moody's     Face
State          Ratings++  Ratings++  Amount  Municipal Bonds                                                         Value
Pennsylvania--                               Lycoming County, Pennsylvania, College Authority Revenue Bonds
5.3%                                         (Pennsylvania College of Technology) (d):
                NR*         Aaa   $  2,255     5.25% due 7/01/2007 (e)                                            $   2,558
                NR*         Aaa      3,345     5.25% due 7/01/2018                                                    3,655
                A-          NR*      2,430   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 5.85% due 12/01/2020             2,560
                A-          NR*      1,335   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                             Refunding Bonds (Guthrie Healthcare System), Series A, 5.75%
                                             due 12/01/2021                                                           1,388
                AAA         Aaa      5,750   Washington County, Pennsylvania, Capital Funding Authority
                                             Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                             due 12/01/2029 (a)                                                       6,754


Rhode           NR*         Aaa      5,555   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
Island--2.0%                                 Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                             due 4/01/2019 (a)                                                        6,311


South           NR*         Aaa      3,790   South Carolina Housing Finance and Development Authority,
Carolina--2.3%                               Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35%
                                             due 7/01/2019 (c)                                                        4,090
                                             Tobacco Settlement Revenue Management Authority, South Carolina,
                                             Tobacco Settlement Revenue Bonds, Series B:
                BBB         Baa2     2,700     6.375% due 5/15/2028                                                   2,347
                BBB         Baa2     1,250     6.375% due 5/15/2030                                                   1,076


Tennessee--     AAA         Aaa      3,500   Metropolitan Government of Nashville and Davidson County, Tennessee,
2.2%                                         Health and Education Facilities Board Revenue Refunding Bonds
                                             (Ascension Health Credit), Series A, 5.875% due11/15/2009 (a)(e)         4,178
                AA          Aa2      1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                             Series 2C, 6% due 7/01/2011                                              1,157
                AAA         Aaa      1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series 1, 6.05% due 7/01/2014 (d)                                   1,620


Texas--12.4%    A+          Aa3      5,000   Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B,
                                             6% due 1/01/2023                                                         5,440
                AAA         Aaa      7,000   Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                             AMT, Series A, 5.50% due 11/01/2033 (d)                                  7,285
                                             Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                             and Improvement Bonds, AMT, Series A (b):
                AAA         Aaa      1,835     5.875% due 11/01/2017                                                  2,015
                AAA         Aaa      2,150     5.875% due 11/01/2018                                                  2,353
                AAA         Aaa      2,390     5.875% due 11/01/2019                                                  2,602
                                             El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                             Bonds, Series A (c):
                AAA         Aaa      2,650     6% due 3/01/2015                                                       3,083
                AAA         Aaa      3,875     6% due 3/01/2016                                                       4,490
                AAA         Aaa      4,115     6% due 3/01/2017                                                       4,749
                AAA         NR*      5,102   Houston, Texas, Community College System, Participation
                                             Interests, COP (Alief Center Project), 5.75% due 8/15/2022 (d)           5,649
                AAA         Aaa      1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due
                                             3/01/2027 (b)                                                            2,090


Utah--2.6%      AAA         Aaa      2,400   Salt Lake City, Utah, Municipal Building Authority, Lease Revenue
                                             Refunding Bonds (Municipal Improvements and Refunding Project),
                                             Series A, 5.40% due 10/15/2019 (a)                                       2,633
                AAA         Aaa      5,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                             Refunding Bonds, 5.75% due 12/15/2019 (d)                                5,603


Virginia--2.9%  AAA         Aaa      8,980   Virginia State HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (d)                                  9,331


Washington--    AAA         Aaa      2,760   Chelan County, Washington, Public Utility District Number 001,
6.1%                                         Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                             5.45% due 7/01/2037 (a)                                                  2,832
                AAA         Aaa      1,505   King County, Washington, Sewer Revenue Bonds, Second Series, 6%
                                             due 1/01/2020 (b)                                                        1,710
                AAA         Aaa      4,425   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                             5.50% due 1/01/2027 (c)                                                  4,699
                NR*         Aaa      3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)        3,761
                AAA         Aaa      2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                             6% due 10/01/2024 (d)                                                    2,788
                AAA         Aaa      3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6%
                                             due 7/01/2029 (b)                                                        3,884


West            AAA         Aaa      6,210   West Virginia State Housing Development Fund, Housing Finance
Virginia--2.0%                               Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021 (d)              6,408


                                             Total Municipal Bonds (Cost--$480,899)--160.5%                         515,498



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                                Beneficial
                                  Interest   Short-Term Securities                                                   Value
                                     1,389   Merrill Lynch Institutional Tax-Exempt Fund (k)                      $   1,389

                                             Total Short-Term Securities (Cost--$1,389)--0.4%                         1,389

                Total Investments  (Cost--$482,288)--160.9%                                                         516,887
                Unrealized Depreciation on Forward Interest Rate Swaps**--(0.9%)                                    (2,992)
                Other Assets Less Liabilities--3.7%                                                                  11,911
                Preferred Stock, at Redemption Value--(63.7%)                                                     (204,536)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 321,270
                                                                                                                  =========

(a)AMBAC Insured.

(b)FGIC Insured.

(c)FSA Insured.

(d)MBIA Insured.

(e)Prerefunded.

(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2003.

(g)FHA Insured.

(h)FNMA Collateralized.

(i)GNMA Collateralized.

(j)XL Capital Insured.

(l)Radian Insured.

(k)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                 (in Thousands)

                                         Net           Dividend
Affiliate                              Activity         Income

Merrill Lynch Institutional
Tax-Exempt Fund                          (8,921)          $93


*Not Rated.

**Forward interest rate swaps entered into as of September 30, 2003 were as follows:

                                                 (in Thousands)

                                       Notional     Unrealized
                                        Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.511%
Broker, J.P. Morgan Chase Bank
Expires December 2023                 $   50,000     $  (2,941)

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.48%
Broker, Morgan Stanley Capital
Services, Inc.
Expires December 2013                 $   20,000           (51)
                                                     ----------
                                                     $  (2,992)
                                                     ==========


++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Statement of Net Assets

As of September 30, 2003
Assets

               Investments, at value (identified cost--$482,288,442)                                        $   516,886,629
               Cash                                                                                                  48,877
               Receivables:
                 Interest                                                                 $     7,737,369
                 Securities sold                                                                4,322,461
                 Dividends from affiliates                                                             34        12,059,864
                                                                                          ---------------
               Prepaid expenses                                                                                      39,782
                                                                                                            ---------------
               Total assets                                                                                     529,035,152
                                                                                                            ---------------

Liabilities

               Unrealized depreciation on forward interest rate swaps                                             2,992,370
               Payables:
                 Dividends to common stock shareholders                                           164,252
                 Investment adviser                                                                14,425
                 Other affiliates                                                                   5,820           184,497
                                                                                          ---------------
               Accrued expenses                                                                                      52,218
                                                                                                            ---------------
               Total liabilities                                                                                  3,229,085
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, at redemption value, par value $.10 per share
               (2,100 Series A shares, 2,100 Series B   shares and 3,980 Series C
               shares of AMPS* issued and outstanding at $25,000 per share
               liquidation preference)                                                                          204,535,654
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to common stock                                                        $   321,270,413
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (22,352,426 shares issued
               and outstanding)                                                                             $     2,235,243
               Paid-in capital in excess of par                                                                 313,735,958
               Undistributed investment income--net                                       $     4,779,746
               Accumulated realized capital losses on investments--net                       (31,086,351)
               Unrealized appreciation on investments--net                                     31,605,817
                                                                                          ---------------
               Total accumulated earnings--net                                                                    5,299,212
                                                                                                            ---------------
               Total--Equivalent to $14.37 net asset value per share of Common Stock
               (market price--$13.13)                                                                       $   321,270,413
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Statement of Operations

For the Year Ended September 30, 2003
Investment Income

               Interest                                                                                      $   26,318,478
               Dividends from affiliates                                                                             92,971
                                                                                                            ---------------
               Total income                                                                                      26,411,449
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     2,867,920
               Commission fees                                                                    518,876
               Accounting services                                                                171,455
               Transfer agent fees                                                                 81,119
               Professional fees                                                                   68,158
               Printing and shareholder reports                                                    37,516
               Directors' fees and expenses                                                        35,387
               Custodian fees                                                                      31,662
               Listing fees                                                                        28,965
               Pricing fees                                                                        22,062
               Other                                                                               43,685
                                                                                          ---------------
               Total expenses before waiver and reimbursement                                   3,906,805
               Waiver and reimbursement of expenses                                             (297,026)
                                                                                          ---------------
               Total expenses after waiver and reimbursement                                                      3,609,779
                                                                                                            ---------------
               Investment income--net                                                                            22,801,670
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized gain on investments--net                                                                 11,791,657
               Change in unrealized appreciation on investments--net                                           (15,620,530)
                                                                                                            ---------------
               Total realized and unrealized loss on investments--net                                           (3,828,873)
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (2,201,859)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    16,770,938
                                                                                                            ===============

See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Statements of Changes in Net Assets
                                                                                         For the Year Ended September 30,
Increase (Decrease) in Net Assets:                                                             2003               2002
Operations

               Investment income--net                                                     $    22,801,670   $    23,017,938
               Realized gain (loss) on investments--net                                        11,791,657       (5,107,319)
               Change in unrealized appreciation on investments--net                         (15,620,530)        15,848,499
               Dividends and distributions to Preferred Stock shareholders                    (2,201,859)       (3,009,791)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            16,770,938        30,749,327
                                                                                          ---------------   ---------------

Dividends & Distributions to Common Stock Shareholders

               Investment income--net                                                        (19,178,382)      (18,512,212)
               Realized gain on investments--net                                                       --          (64,353)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends and
               distributions to Common Stock shareholders                                    (19,178,382)      (18,576,565)
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase (decrease) in net assets applicable to Common Stock             (2,407,444)        12,172,762
               Beginning of year                                                              323,677,857       311,505,095
                                                                                          ---------------   ---------------
               End of year*                                                               $   321,270,413   $   323,677,857
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $     4,779,746   $     3,358,317
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Financial Highlights

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Feb. 26, 1999++
                                                                       For the Year Ended September 30,       to Sept. 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000       1999
Per Share Operating Performance++++++++

               Net asset value, beginning of period          $    14.48   $    13.94   $    12.72   $    12.72   $    15.00
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                        1.02++++++         1.03         1.06         1.09          .68
               Realized and unrealized gain (loss) on
               investments--net                                   (.17)          .47         1.21          .04       (2.24)
               Dividends and distributions to Preferred
               Shareholders:
                 Investment income--net                           (.10)        (.13)        (.31)        (.38)        (.17)
                 Realized gain on investments--net                   --      --+++++           --           --           --
               Capital write-off (charge) resulting
               from issuance of Preferred Stock                      --           --           --      --+++++        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .75         1.37         1.96          .75       (1.82)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.86)        (.83)        (.74)        (.75)        (.43)
                 Realized gain on investment--net                    --      --+++++           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.86)        (.83)        (.74)        (.75)        (.43)
                                                             ----------   ----------   ----------   ----------   ----------
               Capital write-off (charge) resulting
               from issuance of Common Stock                         --           --           --      --+++++        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $    14.37   $    14.48   $    13.94   $    12.72   $    12.72
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of period         $    13.13   $    13.55   $    13.04   $    10.75   $    12.00
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on market price per share                    3.45%       10.71%       28.87%        4.07%  (17.36%)+++
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                 5.95%       10.67%       16.43%        7.08%  (12.40%)+++
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of waiver and
               reimbursement and excluding reorganization
               expenses***                                        1.14%        1.18%        1.09%        1.13%        .62%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses***                                        1.14%        1.18%        1.26%        1.39%       1.22%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses***                                  1.23%        1.27%        1.26%        1.70%       1.22%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net***                    7.19%        7.44%        7.83%        8.67%       8.27%*
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .69%         .97%        2.28%        3.03%       2.04%*
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       6.50%        6.47%        5.55%        5.64%       6.23%*
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock***

               Total expenses, net of waiver and
               reimbursement and excluding reorganization
               expenses                                            .69%         .71%         .65%         .64%        .38%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses, excluding reorganization
               expenses                                            .69%         .71%         .75%         .79%        .75%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .75%         .76%         .75%         .97%        .75%*
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       4.37%        4.48%        4.67%        4.93%       5.07%*
                                                             ==========   ==========   ==========   ==========   ==========



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived                                                    For the Period
from information provided in the financial statements.                                                      Feb. 26, 1999++
                                                                       For the Year Ended September 30,       to Sept. 30,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000       1999
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.08%        1.46%        3.36%        3.98%        3.24%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of period (in thousands)                  $  321,270   $  323,678   $  311,505   $  284,222   $  139,929
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               period (in thousands)                         $  204,500   $  204,500   $  204,500   $  204,500   $  105,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                52.00%       50.73%       61.09%      132.29%      159.29%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    2,571   $    2,583   $    2,523   $    2,390   $    2,333
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding++++

               Series A--Investment income--net              $      268   $      362   $      820   $    1,002   $      443
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      267   $      338   $      830   $    1,009   $      432
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      271   $      381   $      850   $      124           --
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

***Do not reflect the effect of dividends to Preferred Stock shareholders.

++Commencement of operations.

++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
A and B) and August 14, 2000 (Series C).

++++++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Amount is less than $(.01) per share.

++++++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended September 30, 2003, FAM earned fees of $2,867,920, of which $278,688 was waived. For the year ended September 30, 2003, FAM reimbursed the Fund in the amount of $18,338.

For the year ended September 30, 2003, the Fund reimbursed FAM
$11,590 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2003 were $264,932,615 and $265,270,698, respectively.

Net realized gains (losses) for the year ended September 30, 2003 and net unrealized gains (losses) as of September 30, 2003 were as follows:


                                        Realized         Unrealized
                                           Gains              Gains
                                        (Losses)           (Losses)

Long-term investments             $   13,680,433     $   34,598,187
Financial futures contracts          (2,216,976)                 --
Forward interest rate swaps              328,200        (2,992,370)
                                  --------------     --------------
Total                             $   11,791,657     $   31,605,817
                                  ==============     ==============


As of September 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $34,601,203, of which $35,450,509 related to appreciated securities and $849,306 related to depreciated securities. The aggregate cost of investments at September 30, 2003 for Federal income tax purposes was $482,285,426.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at September 30, 2003 were as follows: Series A, 1.08%; Series B, 1.00%; and Series C, 1.00%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
September 30, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $262,925 as commissions.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Notes to Financial Statements (concluded)


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Shares in the amount of $.071500 per share on October 30, 2003 to shareholders of record on October 17, 2003.

The tax character of distributions paid during the fiscal years ended September 30, 2003 and September 30, 2002 was as follows:


                                       9/30/2003          9/30/2002

Distributions paid from:
   Tax-exempt income              $   21,380,241     $   21,497,556
   Ordinary income                            --             88,800
                                  --------------     --------------
Total distributions               $   21,380,241     $   21,586,356
                                  ==============     ==============


As of September 30, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    4,776,730
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         4,776,730
Capital loss carryforward                             (24,973,245)*
Unrealized gains--net                                  25,495,727**
                                                     --------------
Total accumulated earnings--net                      $    5,299,212
                                                     ==============

*On September 30, 2003, the Fund had a net capital loss carryforward of $24,973,245, of which $13,453,559 expires in 2007 and $11,519,686 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Report of Independent Auditors


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund II, Inc.

We have audited the accompanying statement of net assets of MuniHoldings Insured Fund II, Inc., including the schedule of investments, as of September 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund II, Inc. at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
November 10, 2003



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Automatic Dividend Reinvestment Plan (unaudited)


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan') is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Automatic Dividend Reinvestment Plan (unaudited)(concluded)


The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010,
Telephone: 800-426-5523.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Quality Profile (unaudited)


The quality ratings of securities in the Fund as of September 30, 2003 were as follows:


                                    Percent of
                                      Total
S&P Rating/Moody's Rating          Investments

AAA/Aaa                                84.8%
AA/Aa                                   5.2
A/A                                     2.4
BBB/Baa                                 6.4
NR (Not Rated)                          1.2




Important Tax Information (unaudited)


All of the net Investment income distributions paid by MuniHoldings Insured Fund II, Inc. during the taxable year ended September 30,
2003 qualify as tax-exempt interest dividends for Federal Income tax purposes.

Please retain this information for your records.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Shareholder Proposals


The Fund will hold its next Annual Meeting of Shareholders in April 2004. Proposals of shareholders intended to be presented at the Meeting must be received by the Fund by January 15, 2004 for inclusion in the Fund's Proxy Statement and form of Proxy for that Meeting. The Fund's By-laws generally require advance notice be given to the Fund in the event a shareholder desires to transact any business from the floor at an Annual Meeting of Shareholders. Notice of any such business must be in writing and received at the Fund's principal executive office not later than the close of business on February 13, 2004. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.




Managed Dividend Policy (unaudited)


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Officers and Directors (unaudited)
                                                                                             Number of
                                                                                             Portfolios in   Other Public
                        Position(s)  Length                                                  Fund Complex    Directorships
                        Held         Of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director        Director
Interested Director

Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch        122 Funds       None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund        163 Portfolios
Princeton,              Director              Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                                 Funds since 1999; Chairman (Americas Region)
Age: 63                                       of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.




Independent Directors*


James H. Bodurtha       Director     2002 to  Director, The China Business Group, Inc.       40 Funds        None
P.O. Box 9095                        present  since 1996 and Executive Vice President        59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills              Director     1999 to  Member of the Committee of Investment of       40 Funds        Kimco Realty
P.O. Box 9095                        present  Employee Benefit Assets of the Association     59 Portfolios   Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia Retirement
                                              System since 1998 and Vice Chairman thereof
                                              since 2002; Director, Montpelier Foundation
                                              since 1998 and Vice Chairman thereof since
                                              2000; Member of the Investment Committee of
                                              the Woodberry Forest School since 2000;
                                              Member of the Investment Committee of the
                                              National Trust for Historic Preservation
                                              since 2000.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Officers and Directors (unaudited)(continued)
                                                                                             Number of
                                                                                             Portfolios in   Other Public
                        Position(s)  Length                                                  Fund Complex    Directorships
                        Held         Of Time                                                 Overseen by     Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director        Director
Independent Directors* (concluded)



Herbert I. London       Director     2002 to  John M. Olin Professor of Humanities, New      40 Funds        None
P.O. Box 9095                        present  York University since 1993 and Professor       59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold         Director     2002 to  George Gund Professor of Finance and           40 Funds        None
P.O. Box 9095                        present  Banking, Harvard Business School since 2000    59 Portfolios
Princeton,                                    and a member of the faculty since 1979;
NJ 08543-9095                                 Director and Chairman of the Board, UNX,
Age: 51                                       Inc. since 2003; Director, Sanlam Limited
                                              and Sanlam Life since 2001; Director,
                                              Genbel Securities and Gensec Bank since
                                              1999; Director, Stockback.com from 2002 to
                                              2002; Trustee, Commonfund from 1989 to 2001;
                                              Director, Bulldogresearch.com from 2000 to
                                              2001; Director, Sanlam Investment Management
                                              from 1999 to 2001; Director, Quantec Limited
                                              from 1991 to 1999.


Roberta Cooper Ramo     Director     2002 to  Shareholder, Modrall, Sperling, Roehl,         40 Funds        None
P.O. Box 9095                        present  Harris & Sisk, P.A. since 1993; Director       59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr.  Director     1999 to  Principal of STI Management since 1994,        40 Funds        None
P.O. Box 9095                        present  Trustee of Commonfund from 1980 to 2001;       59 Portfolios
Princeton,                                    Regular columnist with Forbes Magazine
NJ 08543-9095                                 from 1992 to 2001; Director of Rye Country
Age: 66                                       Day School since 2001.


Stephen B. Swensrud     Director     1999 to  Chairman, Fernwood Advisors (investment        41 Funds        None
P.O. Box 9095                        present  adviser) since 1996; Principal of Fernwood     60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003



Officers and Directors (unaudited)(concluded)
                        Position(s)  Length
                        Held         Of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke         Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and                   Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer
Age: 43


Kenneth A. Jacob        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIMfrom 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 52


John M. Loffredo        Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011           Vice         present  Management) of MLIM from 1998 to 2000.
Princeton,              President
NJ 08543-9011
Age: 39


Robert A. DiMella       Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2002; Vice
P.O. Box 9011           President    present  President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 37


Brian D. Stewart        Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                        present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
State Street Bank and
Trust Company
P.O Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe
P.O Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUE



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MUNIHOLDINGS INSURED FUND II, INC., SEPTEMBER 30, 2003




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures


Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: November 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: November 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: November 21, 2003




Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.